SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2003

SKECHERS U.S.A., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14429 (Commission File Number)	95-4376145 (I.R.S. Employer Identification No.)

228 Manhattan Beach Blvd.
Manhattan Beach, California 90266
(Address of Principal Executive Offices, Including Zip Code)

(310) 318-3100
(Registrant’s Telephone Number, Including Area Code)

Item 7: Exhibits

99.1 Press release dated July 24, 2003

Item 9: Regulation FD Disclosure
(Furnished under Item 12)

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued on March 27, 2003. See “Item 12. Results of Operations and Financial Condition” below.

Item 12. Results of Operations and Financial Condition.

On July 24, 2003, Skechers U.S.A., Inc. announced its quarterly earnings for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 24, 2003	SKECHERS U.S.A., INC.

By: /S/ DAVID WEINBERG

Name: David Weinberg Title: Chief Financial Officer